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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           ---------------------------


                                    FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                                 August 10, 1999

                     INTERNATIONAL INTEGRATION INCORPORATED
               (Exact Name of Registrant as Specified in Charter)
                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)
                                    000-24409
                            (Commission File Number)

                                   04-3169145
                        (IRS Employer Identification No.)

                                 101 Main Street
                            CAMBRIDGE, MASSACHUSETTS
                    (Address of Principal Executive Offices)
                                      02142
                                   (Zip Code)

                                 (617) 250-2500
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.


On August 10, 1999, International Integration Incorporated ("i-Cube") issued a press release (which is attached hereto as an Exhibit) announcing that it had signed an Agreement and Plan of Merger with Razorfish, Inc. and Razorfish Merger Sub, Inc., a wholly owned subsidiary of Razorfish, Inc. (the "Agreement and Plan of Merger") pursuant to which i-Cube will become a wholly owned subsidiary of Razorfish, Inc.

         Exhibits.

         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

            99.1 Press release announcing Agreement and Plan of Merger with Razorfish, Inc. and Razorfish Merger Sub, Inc.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    INTERNATIONAL INTEGRATION INCORPORATED

                                    By: /s/ Lawrence P. Begley
                                       _____________________________________
                                        Lawrence P. Begley
                                        Executive Vice President
                                        and Chief Financial Officer


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                                  EXHIBIT INDEX




EXHIBIT NO.                DESCRIPTION
-----------                -----------

  99.1                     Press release announcing Agreement and
                           Plan of Merger with Razorfish, Inc.
                           and Razorfish Merger Sub, Inc.